Exhibit 99.1

Essent Group Ltd. Reports Third Quarter 2016 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--November 4, 2016--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2016 of $59.7 million or $0.65 per diluted share, compared to $40.8 million or $0.44 per diluted share for the quarter ended September 30, 2015. As of September 30, 2016, Essent had insurance in force of $77.6 billion and consolidated stockholders’ equity of $1.3 billion.

“We had another strong quarter of operating performance and producing high quality and growing earnings for our shareholders,” said Mark Casale, Chairman and Chief Executive Officer. “We grew insurance in force 25% year over year, which drove year over year growth in quarterly net income of 46% while also producing a 17.6% annualized return on average equity for the nine month period ended September 30, 2016.”

Financial Highlights:

  Insurance in force as of September 30, 2016 was $77.6 billion, compared to $62.1 billion as of September 30, 2015.
  New insurance written for the third quarter was $10.3 billion, compared to $7.6 billion in the third quarter of 2015.
  Net premiums earned for the third quarter were $110.8 million, compared to $83.7 million in the third quarter of 2015.
  The expense ratio for the third quarter was 29.6%, compared to 34.3% in the third quarter of 2015.
  The provision for losses and LAE for the third quarter was $5.0 million, compared to $3.4 million in the third quarter of 2015.
  The percentage of loans in default as of September 30, 2016 was 0.41%, compared to 0.29% as of September 30, 2015.
  The combined ratio for the third quarter was 34.1%, compared to 38.4% in the third quarter of 2015.
  The consolidated balance of cash and investments at September 30, 2016 was $1.6 billion, including cash and investment balances at Essent Group Ltd. of $44.6 million.
  The combined risk to capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 14.8:1 as of September 30, 2016.
  Essent’s net income for the third quarter reflects a positive $2.0 million valuation adjustment associated with an amendment to certain GSE risk share transactions at Essent Reinsurance Ltd., which resulted in a conversion from derivative accounting to insurance accounting.
  Essent Reinsurance Ltd. reinsured a total of $5.2 million of risk in GSE risk share transactions in the third quarter of 2016.
  Essent drew $50.0 million under its revolving credit facility in the third quarter of 2016. The proceeds of the draw were contributed to Essent Reinsurance Ltd.
  On November 3, 2016, S&P Global Ratings assigned its ‘BBB+’ long-term counterparty and financial strength ratings to Essent Reinsurance Ltd.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 93871346 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 93871346.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward-Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," “will,” “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to the loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on February 29, 2016. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2016

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2016	2015	2016	2015
Revenues:
Net premiums written	$115,887	$97,478	$324,866	$272,134
Increase in unearned premiums	(5,086)	(13,784)	(18,951)	(35,041)
Net premiums earned	110,801	83,694	305,915	237,093
Net investment income	6,781	5,322	19,665	14,322
Realized investment gains, net	435	548	1,489	1,765
Other income	3,237	2,172	4,816	2,634
Total revenues	121,254	91,736	331,885	255,814

Losses and expenses:
Provision for losses and LAE	4,965	3,393	11,660	7,706
Other underwriting and operating expenses	32,848	28,714	95,645	83,360
Total losses and expenses	37,813	32,107	107,305	91,066

Income before income taxes	83,441	59,629	224,580	164,748
Income tax expense	23,730	18,808	64,660	51,896
Net income	$59,711	$40,821	$159,920	$112,852

Earnings per share:
Basic	$0.66	$0.45	$1.76	$1.25
Diluted	0.65	0.44	1.74	1.23

Weighted average shares outstanding:
Basic	90,961	90,418	90,886	90,317
Diluted	92,399	91,841	92,133	91,678

Net income	$59,711	$40,821	$159,920	$112,852

Other comprehensive income (loss):
Change in unrealized (depreciation) appreciation of investments	(2,008)	4,260	22,053	380
Total other comprehensive (loss) income	(2,008)	4,260	22,053	380
Comprehensive income	$57,703	$45,081	$181,973	$113,232

Loss ratio	4.5%	4.1%	3.8%	3.3%
Expense ratio	29.6%	34.3%	31.2%	35.2%
Combined ratio	34.1%	38.4%	35.1%	38.4%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2016	2015
Assets
Investments available for sale, at fair value
Fixed maturities	$1,431,673	$1,190,638
Short-term investments	150,483	85,996
Total investments	1,582,156	1,276,634
Cash	16,336	24,606
Accrued investment income	8,858	7,768
Accounts receivable	20,253	16,637
Deferred policy acquisition costs	13,013	11,529
Property and equipment (at cost, less accumulated depreciation of $45,567 in 2016 and $42,479 in 2015)	8,291	9,021
Prepaid federal income tax	163,022	119,412
Other assets	5,799	3,492

Total assets	$1,817,728	$1,469,099

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$25,731	$17,760
Unearned premium reserve	219,996	201,045
Net deferred tax liability	140,641	87,964
Revolving credit facility borrowings	50,000	—
Securities purchased payable	45,770	14,996
Other accrued liabilities	25,375	28,093
Total liabilities	507,513	349,858

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued - 93,102 shares in 2016 and 92,650 shares in 2015	1,397	1,390
Additional paid-in capital	913,215	904,221
Accumulated other comprehensive income (loss)	21,954	(99)
Retained earnings	373,649	213,729
Total stockholders' equity	1,310,215	1,119,241

Total liabilities and stockholders' equity	$1,817,728	$1,469,099

Return on average equity (1)	17.6%	15.2%

(1) The 2016 return on average equity is calculated by dividing annualized year-to-date 2016 net income by average equity. The 2015 return on average equity is calculated by dividing full year 2015 net income by average equity.

						Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2016			2015
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$115,887	$108,513	$100,466	$98,434	$97,478	$92,399	$82,257

Net premiums earned	110,801	100,711	94,403	89,378	83,694	78,361	75,038
Other revenues (1)	10,453	7,454	8,063	8,098	8,042	5,706	4,973
Total revenues	121,254	108,165	102,466	97,476	91,736	84,067	80,011

Losses and expenses:
Provision for losses and LAE	4,965	2,964	3,731	4,199	3,393	2,314	1,999
Other underwriting and operating expenses	32,848	31,409	31,388	29,627	28,714	27,148	27,498
Total losses and expenses	37,813	34,373	35,119	33,826	32,107	29,462	29,497

Income before income taxes	83,441	73,792	67,347	63,650	59,629	54,605	50,514
Income tax expense	23,730	21,534	19,396	19,171	18,808	17,412	15,676
Net income	$59,711	$52,258	$47,951	$44,479	$40,821	$37,193	$34,838

Earnings per share:
Basic	$0.66	$0.57	$0.53	$0.49	$0.45	$0.41	$0.39
Diluted	0.65	0.57	0.52	0.48	0.44	0.41	0.38

Weighted average shares outstanding:
Basic	90,961	90,912	90,785	90,454	90,418	90,344	90,185
Diluted	92,399	92,138	91,859	91,918	91,841	91,674	91,514

Other Data:
Loss ratio (2)	4.5%	2.9%	4.0%	4.7%	4.1%	3.0%	2.7%
Expense ratio (3)	29.6%	31.2%	33.2%	33.1%	34.3%	34.6%	36.6%
Combined ratio	34.1%	34.1%	37.2%	37.8%	38.4%	37.6%	39.3%

Return on average equity (annualized)	18.7%	17.2%	16.7%	16.2%	15.5%	14.7%	14.3%

(1) Other revenues include the change in the fair value of insurance and certain reinsurance policies issued by Essent Reinsurance Ltd. in connection with Freddie Mac’s ACIS program that were accounted for as derivatives under GAAP. In the three months ended September 30, 2016, these contracts were amended and are now accounted for as insurance contracts. The change in fair values of these policies was $2,012, ($755), $677, $974, $1,258, ($391) and ($749) in the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.
(2) Loss ratio is calculated by dividing the provision for loss and LAE by net premiums earned.
(3) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

					Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2016			2015
Other Data, continued:	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$10,299,161	$8,715,171	$5,366,675	$5,970,656	$7,384,654	$7,225,401	$5,346,820
New risk written	2,536,734	2,167,333	1,340,588	1,486,328	1,854,884	1,800,027	1,302,710

Bulk:
New insurance written	$—	$—	$93,054	$—	$204,867	$61,258	$—
New risk written	—	—	8,480	—	25,760	4,062	—

Total:
Average premium rate (4)	0.58%	0.57%	0.56%	0.55%	0.55%	0.57%	0.58%
New insurance written	$10,299,161	$8,715,171	$5,459,729	$5,970,656	$7,589,521	$7,286,659	$5,346,820
New risk written	$2,536,734	$2,167,333	$1,349,068	$1,486,328	$1,880,644	$1,804,089	$1,302,710
Insurance in force (end of period)	$77,614,373	$72,267,099	$67,716,741	$65,242,453	$62,141,406	$57,435,859	$53,253,632
Risk in force (end of period)	$19,289,387	$17,937,364	$16,745,819	$16,073,174	$15,229,575	$13,992,701	$12,891,462
Policies in force	350,600	328,441	308,779	297,437	282,671	261,996	242,477
Weighted average coverage (5)	24.9%	24.8%	24.7%	24.6%	24.5%	24.4%	24.2%
Annual persistency	79.4%	81.0%	81.0%	80.2%	80.2%	80.3%	82.8%

Loans in default (count)	1,453	1,174	1,060	1,028	814	605	505
Percentage of loans in default	0.41%	0.36%	0.34%	0.35%	0.29%	0.23%	0.21%

Other Risk in Force
GSE Risk Share (6)	$302,211	$305,357	$188,766	$156,347	$118,073	$66,291	$63,533

Revolving Credit Facility
Borrowings outstanding	$50,000	$—	N/A	N/A	N/A	N/A	N/A
Undrawn committed capacity	$150,000	$200,000	N/A	N/A	N/A	N/A	N/A
Interest rate at September 30, 2016:	2.52%

(4) Average premium rate is calculated by dividing net premiums earned by average insurance in force for the period.
(5) Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.
(6) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
($ in thousands)
>=760	$4,883,884	47.4%	$3,255,765	44.1%	$11,185,023	45.9%	$8,864,296	44.4%
740-759	1,651,059	16.0	1,197,552	16.2	3,897,484	16.0	3,257,712	16.3
720-739	1,358,205	13.2	1,016,419	13.8	3,294,793	13.5	2,859,595	14.3
700-719	1,112,745	10.8	815,726	11.0	2,646,441	10.8	2,088,333	10.5
680-699	746,419	7.3	621,126	8.4	1,921,913	7.9	1,647,611	8.3
<=679	546,849	5.3	478,066	6.5	1,435,353	5.9	1,239,328	6.2
Total	$10,299,161	100.0%	$7,384,654	100.0%	$24,381,007	100.0%	$19,956,875	100.0%

Weighted average credit score	750		747		749		748

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
($ in thousands)
85.00% and below	$1,506,576	14.6%	$803,370	10.9%	$3,346,647	13.7%	$2,506,565	12.6%
85.01% to 90.00%	3,254,538	31.6	2,582,442	35.0	7,906,420	32.4	6,915,908	34.6
90.01% to 95.00%	4,930,162	47.9	3,826,960	51.8	11,991,142	49.2	10,105,040	50.6
95.01% and above	607,885	5.9	171,882	2.3	1,136,798	4.7	429,362	2.2
Total	$10,299,161	100.0%	$7,384,654	100.0%	$24,381,007	100.0%	$19,956,875	100.0%

Weighted average LTV	92%		92%		92%		92%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
Single Premium policies		16.2%		21.7%		18.8%		23.0%
Monthly Premium policies		83.8		78.3		81.2		77.0
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
Purchase		80.7%		85.8%		81.5%		78.7%
Refinance		19.3		14.2		18.5		21.3
		100.0%		100.0%		100.0%		100.0%

				Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
($ in thousands)
>=760	$—	0.0%	$153,281	74.8%	$45,625	49.0%	$201,990	75.9%
740-759	—	—	25,159	12.3	18,154	19.5	31,425	11.8
720-739	—	—	14,941	7.3	11,475	12.3	19,891	7.5
700-719	—	—	11,486	5.6	8,220	8.8	12,819	4.8
680-699	—	—	—	—	6,453	7.0	—	—
<=679	—	—	—	—	3,127	3.4	—	—
Total	$—	0.0%	$204,867	100.0%	$93,054	100.0%	$266,125	100.0%

Weighted average credit score	N/A		773		750		774

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
($ in thousands)
85.00% and below	$—	0.0%	$2,190	1.1%	$755	0.8%	$63,448	23.8%
85.01% to 90.00%	—	—	94,984	46.3	27,757	29.8	94,984	35.7
90.01% to 95.00%	—	—	107,693	52.6	64,542	69.4	107,693	40.5
95.01% and above	—	—	—	—	—	—	—	—
Total	$—	0.0%	$204,867	100.0%	$93,054	100.0%	$266,125	100.0%

Weighted average LTV	N/A		91%		91%		89%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
Single Premium policies		0.0%		100.0%		100.0%		100.0%
Monthly Premium policies		—		—		—		—
		0.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
Purchase		0.0%		87.9%		100.0%		90.1%
Refinance		—		12.1		—		9.9
		0.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	September 30, 2016		June 30, 2016		September 30, 2015
($ in thousands)
>=760	$35,510,017	45.8%	$33,032,120	45.7%	$29,034,420	46.7%
740-759	12,924,061	16.6	12,096,199	16.7	10,548,621	17.0
720-739	11,075,479	14.3	10,374,218	14.4	8,920,180	14.4
700-719	7,985,448	10.3	7,365,368	10.2	6,146,299	9.9
680-699	6,079,109	7.8	5,696,562	7.9	4,675,449	7.5
<=679	4,040,259	5.2	3,702,632	5.1	2,816,437	4.5
Total	$77,614,373	100.0%	$72,267,099	100.0%	$62,141,406	100.0%

Weighted average credit score	749		749		751

Total RIF by FICO score	September 30, 2016		June 30, 2016		September 30, 2015
($ in thousands)
>=760	$8,763,990	45.4%	$8,138,995	45.4%	$7,066,840	46.4%
740-759	3,236,792	16.8	3,023,589	16.9	2,604,845	17.1
720-739	2,784,413	14.4	2,607,057	14.5	2,215,539	14.6
700-719	1,977,518	10.3	1,820,731	10.1	1,493,506	9.8
680-699	1,529,092	7.9	1,432,032	8.0	1,160,601	7.6
<=679	997,582	5.2	914,960	5.1	688,244	4.5
Total	$19,289,387	100.0%	$17,937,364	100.0%	$15,229,575	100.0%

Portfolio by LTV
Total IIF by LTV	September 30, 2016		June 30, 2016		September 30, 2015
($ in thousands)
85.00% and below	$8,697,580	11.2%	$7,957,849	11.0%	$7,119,316	11.5%
85.01% to 90.00%	25,916,495	33.4	24,456,328	33.8	21,345,266	34.3
90.01% to 95.00%	40,553,061	52.2	37,911,936	52.5	32,267,048	51.9
95.01% and above	2,447,237	3.2	1,940,986	2.7	1,409,776	2.3
Total	$77,614,373	100.0%	$72,267,099	100.0%	$62,141,406	100.0%

Weighted average LTV	92%		92%		92%

Total RIF by LTV	September 30, 2016		June 30, 2016		September 30, 2015
($ in thousands)
85.00% and below	$986,759	5.1%	$901,838	5.0%	$799,556	5.2%
85.01% to 90.00%	6,173,686	32.0	5,824,455	32.5	5,064,459	33.3
90.01% to 95.00%	11,574,082	60.0	10,802,375	60.2	9,108,483	59.8
95.01% and above	554,860	2.9	408,696	2.3	257,077	1.7
Total	$19,289,387	100.0%	$17,937,364	100.0%	$15,229,575	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	September 30, 2016		June 30, 2016		September 30, 2015
($ in thousands)
FRM 30 years and higher	$70,363,929	90.7%	$65,269,610	90.3%	$55,347,061	89.1%
FRM 20-25 years	1,808,715	2.3	1,660,361	2.3	1,477,612	2.4
FRM 15 years	2,757,521	3.5	2,653,056	3.7	2,709,749	4.3
ARM 5 years and higher	2,684,208	3.5	2,684,072	3.7	2,606,984	4.2
Total	$77,614,373	100.0%	$72,267,099	100.0%	$62,141,406	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	September 30, 2016	June 30, 2016	September 30, 2015

GSE Risk Share (1)	$302,211	$305,357	$118,073

Weighted average credit score	751	751	754
Weighted average LTV	80%	80%	76%

(1) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
September 30, 2016

					Insurance in Force
Origination Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default

2010	$245,898	$34,787	14.1%	217	78.5%	47.9%	0.0%	3.3%	58.4%	98.7%	2.8%	1
2011	3,229,720	647,804	20.1	3,500	76.2	43.8	0.2	5.2	56.0	95.2	3.7	45
2012	11,241,161	4,247,993	37.8	20,996	74.6	51.9	0.5	5.4	55.9	97.6	2.6	156
2013	21,152,638	10,373,377	49.0	50,378	77.9	55.6	1.9	7.7	51.0	97.2	2.6	337
2014	24,799,434	16,001,540	64.5	77,889	86.5	60.1	3.6	15.2	42.2	94.1	4.0	598
2015	26,193,656	22,509,458	85.9	99,714	81.1	54.4	2.4	14.8	43.7	96.6	3.1	274
2016 (through September 30)	24,474,061	23,799,414	97.2	97,906	81.6	54.1	4.7	13.8	45.7	97.7	1.6	42
Total	$111,336,568	$77,614,373	69.7	350,600	81.5	55.4	3.2	13.0	45.8	96.5	3.1	1,453

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	September 30, 2016	June 30, 2016	September 30, 2015
CA	9.4%	9.5%	9.8%
TX	8.3	8.3	8.3
FL	6.5	6.5	6.0
WA	4.8	4.7	4.6
IL	4.1	4.1	4.1
NC	3.7	3.8	3.9
NJ	3.4	3.4	3.4
GA	3.4	3.3	3.3
MN	3.2	3.0	2.9
AZ	3.1	3.2	3.2
All Others	50.1	50.2	50.5
Total	100.0%	100.0%	100.0%

RIF by State
	September 30, 2016	June 30, 2016	September 30, 2015
CA	9.0%	9.1%	9.3%
TX	8.5	8.6	8.6
FL	6.8	6.7	6.2
WA	4.8	4.8	4.8
IL	4.1	4.1	4.1
NC	3.8	3.9	4.0
GA	3.5	3.5	3.5
NJ	3.4	3.4	3.3
MN	3.3	3.1	3.0
AZ	3.1	3.1	3.2
All Others	49.7	49.7	50.0
Total	100.0%	100.0%	100.0%

Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
Beginning default inventory	1,174	605	1,028	457
Plus: new defaults	1,015	562	2,538	1,328
Less: cures	(682)	(327)	(1,996)	(917)
Less: claims paid	(54)	(26)	(115)	(54)
Less: rescissions and denials	—	—	(2)	—
Ending default inventory	1,453	814	1,453	814

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
($ in thousands)	2016	2015	2016	2015
Reserve for losses and LAE at beginning of period	$22,474	$11,931	$17,760	$8,427
Add provision for losses and LAE occurring in:
Current year	6,819	4,277	16,387	10,356
Prior years	(1,854)	(884)	(4,727)	(2,650)
Incurred losses during the period	4,965	3,393	11,660	7,706
Deduct payments for losses and LAE occurring in:
Current year	355	122	467	262
Prior years	1,353	654	3,222	1,323
Loss and LAE payments during the period	1,708	776	3,689	1,585
Reserve for losses and LAE at end of period	$25,731	$14,548	$25,731	$14,548

Claims
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
Number of claims paid	54	26	115	54
Total amount paid for claims (in thousands)	$1,668	$750	$3,590	$1,530
Average amount paid per claim (in thousands)	$31	$29	$31	$28
Severity	68%	92%	75%	86%

Exhibit I, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	September 30, 2016
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	779	54%	$6,245	26%	$43,000	15%
Four to eleven payments	484	33	10,207	43	25,814	40
Twelve or more payments	158	11	5,351	23	8,387	64
Pending claims	32	2	1,769	8	1,878	94
Total case reserves	1,453	100%	23,572	100%	$79,079	30
IBNR			1,768
LAE			391
Total reserves for losses and LAE			$25,731

Average reserve per default:
Case			$16.2
Total			$17.7

Default Rate	0.41%

	December 31, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	535	52%	$4,492	28%	$29,003	15%
Four to eleven payments	383	37	8,283	51	20,825	40
Twelve or more payments	89	9	2,688	16	4,299	63
Pending claims	21	2	809	5	844	96
Total case reserves	1,028	100%	16,272	100%	$54,971	30
IBNR			1,220
LAE			268
Total reserves for losses and LAE			$17,760

Average reserve per default:
Case			$15.8
Total			$17.3

Default Rate	0.35%

	September 30, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	434	53%	$3,700	28%	$23,220	16%
Four to eleven payments	287	35	6,570	49	15,771	42
Twelve or more payments	79	10	2,484	19	3,414	73
Pending claims	14	2	589	4	590	100
Total case reserves	814	100%	13,343	100%	$42,995	31
IBNR			1,001
LAE			204
Total reserves for losses and LAE			$14,548

Average reserve per default:
Case			$16.4
Total			$17.9

Default Rate	0.29%

Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	September 30, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$192,769	12.2%	$177,607	13.9%
U.S. agency securities	17,385	1.1	13,782	1.1
U.S. agency mortgage-backed securities	284,610	18.0	159,602	12.5
Municipal debt securities	332,063	21.0	279,828	21.9
Corporate debt securities	443,882	28.0	396,732	31.1
Mortgage-backed securities	48,465	3.1	55,356	4.3
Asset-backed securities	127,498	8.0	126,629	9.9
Money market funds	135,484	8.6	67,098	5.3
Total Investments	$1,582,156	100.0%	$1,276,634	100.0%

Investment Portfolio by Credit Rating
Rating (1)	September 30, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$766,996	48.5%	$554,789	43.5%
Aa1	86,306	5.5	74,322	5.8
Aa2	104,229	6.6	89,533	7.0
Aa3	78,244	4.9	68,587	5.4
A1	149,804	9.5	126,920	9.9
A2	122,374	7.7	122,745	9.6
A3	86,904	5.5	87,781	6.9
Baa1	83,698	5.3	80,137	6.3
Baa2	79,609	5.0	51,528	4.0
Baa3	21,222	1.3	19,662	1.5
Below Baa3	2,770	0.2	630	0.1
Total Investments	$1,582,156	100.0%	$1,276,634	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	September 30, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$368,735	23.3%	$235,001	18.4%
1 to < 2 Years	226,659	14.3	141,995	11.1
2 to < 3 Years	161,027	10.2	214,274	16.8
3 to < 4 Years	206,732	13.1	104,772	8.2
4 to < 5 Years	104,669	6.6	141,428	11.1
5 or more Years	514,334	32.5	439,164	34.4
Total Investments	$1,582,156	100.0%	$1,276,634	100.0%

Pre-tax investment income yield:
Three months ended September 30, 2016	2.02%
Nine months ended September 30, 2016	2.05%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of September 30, 2016	$44,592
As of December 31, 2015	$70,601

Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	September 30, 2016	December 31, 2015
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$1,078,491	$913,182

Combined net risk in force (2)	$15,912,766	$13,847,336

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	15.4:1	15.7:1
Essent Guaranty of PA, Inc.	7.5:1	9.7:1
Combined (4)	14.8:1	15.2:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$343,376	$220,178

Net risk in force (2)	$3,653,492	$2,364,692

(1)	Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(2)	Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(3)	The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.

(4)	The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan.  Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding.  Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments.  Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments.  Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance.  As of September 30, 2016 and December 31, 2015, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of September 30, 2016 and December 31, 2015 in accordance with Regulation G:

(In thousands, except per share amounts)	September 30, 2016	December 31, 2015

Numerator:
Total Stockholders' Equity (Book Value)	$1,310,215	$1,119,241

Subtract: Accumulated Other Comprehensive Income (Loss)	21,954	(99)

Adjusted Book Value	$1,288,261	$1,119,340

Denominator:
Total Common Shares Outstanding	93,102	92,650

Add: Restricted Share Units Outstanding	488	544

Total Common Shares and Share Units Outstanding	93,590	93,194

Adjusted Book Value per Share	$13.76	$12.01

CONTACT:
Essent Group Ltd.
Media Contact
610-230-0556
media@essentgroup.com
or
Investor Relations Contact
Christopher G. Curran
Senior Vice President – Investor Relations
855-809-ESNT
ir@essentgroup.com